SCOUT INVESTMENTS

Scout Unconstrained Bond Fund
Institutional Class (SUBFX) Class Y (SUBYX)	SUMMARY PROSPECTUS October 31, 2017

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at scoutinv.com.  You can also get this information at no cost by calling 1-800-996-2862 or by sending an e-mail request to scoutfunds@scoutinv.com.  The Fund's Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the web site, phone number or e-mail address noted above.

On April 20, 2017, UMB Financial Corporation ("UMB") announced that it signed a definitive agreement to sell Scout Investments, Inc. ("Scout") to Carillon Tower Advisers, Inc. ("CTA") (the "Transaction"). Scout is a wholly owned subsidiary of UMB and the investment adviser to the Scout Funds (the "Scout Trust" and its series, the "Scout Funds").  As a part of the Transaction, the parties agreed to seek to reorganize the Scout Funds into newly created series of the Carillon Series Trust or the Eagle Series Trust (the "Carillon Trust"). At an in-person meeting held on May 24-25, 2017, the Board of Trustees of the Scout Trust approved the proposed reorganizations of the Scout Funds into corresponding series of the Carillon Trust (the "Carillon Funds") pursuant to an Agreement and Plan of Reorganization and Termination (the "Plan of Reorganization").  The Carillon Funds will be advised by CTA and sub-advised by Scout upon completion of the Transaction.  At an in-person meeting held on June 12, 2017, the Board of Trustees of the Carillon Trust, on behalf of the Carillon Funds, approved the Plan of Reorganization.

The reorganizations approved by the Scout Funds Board include the transition of each of the Scout Funds into the CTA mutual fund platform by transferring the assets and liabilities of each Scout Fund to a newly formed series of the Carillon Trust with substantially similar investment objective(s), principal investment strategies and risks as the corresponding Scout Fund.  The reorganizations are not expected to change the manner in which each Scout Fund is managed, and it is anticipated that the portfolio managers responsible for managing the Scout Funds will be the portfolio managers for the Carillon Funds. If approved by shareholders of the Scout Fund, the corresponding Carillon Fund would receive the assets and liabilities of the Scout Fund as of the effective date of the reorganization and thereafter would be open for sale to the public.

Each of the reorganizations is conditioned on the closing of the Transaction, which is expected to occur as of the close of business on November 3, 2017 or on a later date that the Scout Trust and the Carillon Trust agree upon, subject to requisite shareholder and regulatory approvals. In addition, before any of the reorganizations can occur, it would need to be approved by the shareholders of the Scout Fund. The Transaction itself is contingent on the approval of the reorganizations by shareholders of each Scout Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions.

Shareholders of the Scout Funds who owned shares as of July 24, 2017 received the Proxy Statement and Prospectus relating to the Special Meeting of Shareholders of each of the Scout Funds that was held on October 20, 2017.  At the October 20, 2017 meeting, shareholders of the Scout Small Cap Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund approved the reorganizations.  The meeting was adjourned with respect to the Scout International Fund, Scout Mid Cap Fund, Scout Core Bond Fund and Scout Low Duration Bond Fund.  Detailed information on the reorganizations is contained in the Proxy Statement and Prospectus and other proxy materials filed with the U.S. Securities and Exchange Commission (the "SEC"). The foregoing disclosure is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the reorganizations, nor is it a solicitation of a proxy from any shareholder of the Scout Funds.

INVESTMENT OBJECTIVE
The investment objective of the Scout Unconstrained Bond Fund (the "Fund") is to maximize total return consistent with the preservation of capital.
FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Class Y
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.24%
Total Annual Fund Operating Expenses	0.80%	1.09%
Less Advisor's Fee Waiver and/or Expense Assumption	(0.30)%[1]	(0.29)%[1]
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Assumption)	0.50%	0.80%
[1]
Scout Investments, Inc. (the "Advisor") has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the "Total Annual Fund Operating Expenses" (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.50% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  If "Total Annual Fund Operating Expenses" would fall below the current expense limit, the Advisor may cause the Fund's expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2018 unless the Fund's Board of Trustees (the "Board") consents to an earlier revision or termination as being in the best interests of the Fund.

Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor's contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Unconstrained Bond Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$225	$415	$962
Class Y	$82	$318	$573	$1,303

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  The Fund's annual turnover rate may exceed 100% and may vary greatly from year to year.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 370% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing at least 80% of its net assets in fixed income instruments.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The fixed income instruments in which the Fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The portfolio duration of the Fund will normally not exceed 8 years but may be greater based on market conditions. The Fund may also have a negative duration.  Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.  A portfolio with negative duration generally incurs a loss when interest rates and yields fall.  For purposes of calculating the Fund's portfolio duration, the Fund includes the effect of the derivative instruments held by the Fund.  In certain market conditions, the Fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.  The Fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or "junk" bonds.  The Fund may invest without limitation in non-investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor's Financial Services LLC ("S&P®").  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls.  The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers.
The Fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the Fund's Prospectus or Statement of Additional Information ("SAI").  The Fund's investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the Fund's portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the Fund's 80% investment policy.
How does the Fund choose securities in which to invest?  The Advisor attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market.  The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund's portfolio from the best available values. The Advisor constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the Advisor is considering for purchase. The Advisor's strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund's portfolio turnover rate will vary from year to year depending on market conditions.
The Fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment.  The Fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

MAIN RISKS
As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. ("UMB") or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.
Market Risks:  The Fund's investments are subject to market risk, which may cause the value of the Fund's investments to decline, sometimes rapidly or unpredictably, due to factors affecting securities markets generally, particular geographic regions or particular industries.  If the value of the Fund's investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.
Fixed Income Security Risks:  The Fund's investments are subject to the risks inherent in individual fixed income security selections.  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Fund may go down.  The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.  Furthermore, these fluctuations tend to increase as a fixed income security's time to maturity increases, so a longer-term fixed income security will decrease more for a given increase in interest rates than a shorter-term fixed income security.  Fixed income securities may also be affected by changes in the credit rating or financial condition of their issuers.
Maturity Risks:  The Fund will invest in fixed income securities of varying maturities.  Generally, the longer a fixed income security's maturity, the greater the risk.  Conversely, the shorter a fixed income security's maturity, the lower the risk.
Credit Risks:  Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.
High Yield Security Risks: High yield securities involve greater risk than investment grade securities, including the possibility of default or bankruptcy. They tend to be more sensitive to economic conditions than higher-rated debt securities and, as a result, are generally more sensitive to credit risk than securities in the higher-rated categories. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities.
Issuer Risks: The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
Credit Ratings Risks:  Ratings by nationally recognized rating agencies generally represent the agencies' opinion of the credit quality of an issuer and may prove to be inaccurate.
Income Risks:  The Fund's income could decline due to falling market interest rates.  In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.
Mortgage- and Asset-Backed Securities Risks:  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets.  Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.
International Investing Risks: International investing typically involves more risks than investing in domestic securities.  If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the U.S. dollar and cause a loss to the Fund.  Furthermore, investing in foreign securities includes risks associated with internal and external political and economic developments, such as the risk that political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions.  International markets may be less liquid, sometimes making it harder to sell a security, and more volatile. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as U.S. companies, and therefore, information about the foreign companies may not be readily available.
To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company's shareholders, including the Fund, and in turn, to the Fund's shareholders.
As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).
Portfolio Turnover Risks: The Fund has historically experienced portfolio turnover in excess of 100%.  Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.
Liquidity Risks:  Liquidity risk is the risk that the Fund may not be able to purchase or sell a particular investment, or may not be able to sell a particular investment at an advantageous price or time. Illiquidity may result from political, economic or issuer specific events or adverse economic or market conditions, such as the lack of an active market and/or reduced number and capacity of traditional market participants to make a market in fixed income securities.  This risk may be magnified during periods of market turmoil, such as a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.  The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity.
Valuation Risks:  Securities held by the Fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund's Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.
Derivatives Risks:  Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, credit risks and management risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient.
Leverage Risks Associated with Financial Instruments:  The use of financial instruments to increase potential returns, including the use of buybacks; dollar rolls; when-issued, delayed delivery or forward commitment transactions; and derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Short Sale Risks: There is risk involved in entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Management Risks:  The Fund is subject to management risk as an actively managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.
PERFORMANCE
The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's returns have changed from year to year.  The table shows how the Fund's average annual returns for 1 year, 5 year and since inception periods compare with those of a broad market benchmark index.  Keep in mind that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.scoutinv.com or by calling 1-800-996-2862.
After-tax returns for Class Y shares will vary from the Institutional Class shares' after-tax returns shown.
Annual Total Return for Institutional Class Shares as of December 31 of Each Year
2012	2013	2014	2015	2016
23.07%	3.69%	-4.07%	-0.11%	5.81%

During the periods shown in the bar chart above the Fund's highest quarterly return was 10.17% (quarter ended March 31, 2012) and the Fund's lowest quarterly return was -2.11% (quarter ended December 31, 2014).
Year-to-date return (through September 30, 2017): 2.17%
Average Annual Total Return as of December 31, 2016
	1 Year	5 Years	Since Inception (September 29, 2011)
Institutional Class
Return Before Taxes	5.81%	5.29%	5.94%
Return After Taxes on Distributions	5.35%	4.46%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	3.29%	3.79%	4.21%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	0.66%	0.38%	0.38%

		1 Year	Since Inception (December 31, 2012)
Class Y Return Before Taxes		5.55%	1.00%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index (reflects no deduction for fees, expenses or taxes)		0.66%	0.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS
The Fund's investment advisor is Scout Investments, Inc.
Portfolio Manager	Title	Experience Managing the Fund
Mark M. Egan Thomas M. Fink Todd C. Thompson	Lead Portfolio Manager of the Fund Co-Portfolio Manager of the Fund Co-Portfolio Manager of the Fund	Since its inception Since its inception Since its inception
Stephen T. Vincent Clark W. Holland	Co-Portfolio Manager of the Fund Co-Portfolio Manager of the Fund	Since its inception Since October 2014

PURCHASE AND SALE OF FUND SHARES
Shareholders may purchase and sell shares of the Fund on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.
Class Y
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

	Institutional Class
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$100,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100,000	$100
Gifts to Minors (UGMA/UTMA)	$100,000	$100
Automatic Investment Plan	$100,000	$50
Exchanges	$100,000	$1,000

You may purchase, redeem or exchange shares by regular mail (Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241), overnight courier (Scout Funds, 235 West Galena Street, Milwaukee, WI 53212-3948), telephone (1-800-996-2862) or online (www.scoutinv.com).
TAX INFORMATION
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SCOUT INVESTMENTS

P.O. Box 1241
Milwaukee, WI 53201-1241
1-800-996-2862
scoutfunds@scoutinv.com
scoutinv.com

SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.